UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): February 13, 2004
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

Item No. 5     Press release dated 13 February, 2004 - Re Directors' Interest

Press enquiries:
Joe Kelly, tel: 0207 306 1771; email: joe.kelly@marconi.com
David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

Investor enquiries:
Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com


                            MARCONI CORPORATION PLC
                       DIRECTORS' INTERESTS IN SECURITIES

LONDON - February 13, 2004 - Marconi Corporation plc (London: MONI and Nasdaq:
MRCIY) (the "Company") announces that its Remuneration Committee today adjusted outstanding options to acquire ordinary shares in the Company for certain of its directors and senior managers, in line with its one for five share consolidation that took effect on September 9, 2003.

The Company also announces that it has today granted an option to acquire ordinary shares of 25p in the Company to Pavi Binning, chief financial officer, as previously described in the announcement of July 24, 2003 detailing Mr Binning's appointment. The option was granted under the Marconi Corporation plc Senior Management Share Option Plan.

Details of the number of shares over which options are outstanding for directors of the Company after the adjustment and grant referred to above follow:



Director              Shares of 25p     Shares of 5p   Total exercise
                             (after        (prior to    price payable
                        adjustment)      adjustment)     per exercise

P S Binning             1,000,000                -            GBP1.00
J F Devaney               600,000        3,000,000            GBP1.00
M J Donovan             2,000,000       10,000,000              Nil
M W J Parton            3,500,000       17,500,000            GBP1.00



In addition, the Company announces the acquisition of ordinary shares of 25p in the Company, as detailed below, by Mr M K Atkinson, Mr P S Binning, Mr W K Koepf and Mr D F McWilliams, directors of the Company.

ENDS/ ...

Notes to Editors

Grant of Option to a Director of Marconi Corporation plc

Mr P S Binning, a director of Marconi Corporation plc, has notified the Company today (in accordance with section 324 of the Companies Act 1985) that, through the grant of an option described above, he has acquired an interest in 1,000,000 ordinary shares of 25p in the Company.

No consideration was paid for the grant of the option, which may become exercisable in various tranches during the period of 63 months after October 20, 2003, the date on which Mr Binning joined the Company. The option is subject to the satisfaction of the performance conditions applicable to the particular tranches. No option which becomes exercisable may be exercised more than 10 years afters its date of grant. A total exercise price of GBP1.00 is payable per exercise.


Directors' Share Interests

Schedule 11
Notification Of Interests Of Directors And Connected Persons

1.  Name of company: Marconi Corporation plc.
2.  Name of director: M K Atkinson
3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18 or in respect of a non-beneficial interest: Holding of Director
4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified): As in Section 2
5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s): N/A
6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary:
    Acquisition
7.  Number of shares / amount of stock acquired: 2,469
8.  Percentage of issued class: 0.001%
9.  Number of shares/amount of stock disposed: N/A
10. Percentage of issued class: N/A
11. Class of security: Ordinary Shares of 25p
12. Price per share: 711p
13. Date of transaction: February 13, 2004
14. Date company informed: February 13, 2004
15. Total holding following this notification: 20,138
16. Total percentage holding of issued class following this notification:
    0.010%

If a director has been granted options by the company please complete the following boxes.

17. Date of grant
18. Period during which or date on which exercisable
19. Total amount paid (if any) for grant of the option
20. Description of shares or debentures involved: class, number
21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise
22. Total number of shares or debentures over which options held following this notification
23. Any additional information
24. Name of contact and telephone number for queries: Mary Skelly - 020 7306
    1410
25. Name and signature of authorised company official responsible for making this notification: Mary Skelly

Date of Notification: February 13, 2004

Schedule 11
Notification Of Interests Of Directors And Connected Persons

1.  Name of company: Marconi Corporation plc.
2.  Name of director: P S Binning
3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18 or in respect of a non-beneficial interest: Holding of Director
4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified): As in Section 2
5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s): N/A
6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary:
    Acquisition
7.  Number of shares / amount of stock acquired: 10,000
8.  Percentage of issued class: 0.005%
9.  Number of shares/amount of stock disposed: N/A
10. Percentage of issued class: N/A
11. Class of security: Ordinary Shares of 25p
12. Price per share: 711p
13. Date of transaction: February 13, 2004
14. Date company informed: February 13, 2004
15. Total holding following this notification: 10,000
16. Total percentage holding of issued class following this notification:
    0.005%

If a director has been granted options by the company please complete the following boxes.

17. Date of grant
18. Period during which or date on which exercisable
19. Total amount paid (if any) for grant of the option
20. Description of shares or debentures involved: class, number
21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise
22. Total number of shares or debentures over which options held following this notification
23. Any additional information
24. Name of contact and telephone number for queries: Mary Skelly - 020 7306
    1410
25. Name and signature of authorised company official responsible for making this notification: Mary Skelly

Date of Notification: February 13, 2004

Schedule 11
Notification Of Interests Of Directors And Connected Persons

1.  Name of company: Marconi Corporation plc.
2.  Name of director: W K Koepf
3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18 or in respect of a non-beneficial interest: Holding of Director
4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified): As in Section 2
5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s): N/A
6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary:
    Acquisition
7.  Number of shares / amount of stock acquired: 2,511
8.  Percentage of issued class: 0.001%
9.  Number of shares/amount of stock disposed: N/A
10. Percentage of issued class: N/A
11. Class of security: Ordinary Shares of 25p
12. Price per share: 711p
13. Date of transaction: February 13, 2004
14. Date company informed: February 13, 2004
15. Total holding following this notification: 20,480
16. Total percentage holding of issued class following this notification:
    0.010%

If a director has been granted options by the company please complete the following boxes.

17. Date of grant
18. Period during which or date on which exercisable
19. Total amount paid (if any) for grant of the option
20. Description of shares or debentures involved: class, number
21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise
22. Total number of shares or debentures over which options held following this notification
23. Any additional information
24. Name of contact and telephone number for queries: Mary Skelly - 020 7306
    1410
25. Name and signature of authorised company official responsible for making this notification: Mary Skelly

Date of Notification: February 13, 2004


Schedule 11
Notification Of Interests Of Directors And Connected Persons

1.  Name of company: Marconi Corporation plc.
2.  Name of director: D F McWilliams
3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18 or in respect of a non-beneficial interest: Holding of Director
4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified): As in Section 2
5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s): N/A
6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary:
    Acquisition
7.  Number of shares / amount of stock acquired: 2,469
8.  Percentage of issued class: 0.001%
9.  Number of shares/amount of stock disposed: N/A
10. Percentage of issued class: N/A
11. Class of security: Ordinary Shares of 25p
12. Price per share: 711p
13. Date of transaction: February 13, 2004
14. Date company informed: February 13, 2004
15. Total holding following this notification: 2,469
16. Total percentage holding of issued class following this notification:
    0.001%

If a director has been granted options by the company please complete the following boxes.

17. Date of grant
18. Period during which or date on which exercisable
19. Total amount paid (if any) for grant of the option
20. Description of shares or debentures involved: class, number
21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise
22. Total number of shares or debentures over which options held following this notification
23. Any additional information
24. Name of contact and telephone number for queries: Mary Skelly - 020 7306
    1410
25. Name and signature of authorised company official responsible for making this notification: Mary Skelly

Date of Notification: February 13, 2004

For information purposes only details of directors' interests in shares and warrants of the Company, excluding the outstanding options described above, after the one for five share consolidation and acquisition of shares described above, follow:


Director                 Shares of 25p    Warrants

M K Atkinson                20,138               -
P S Binning                 10,000               -
M J Donovan                     59           2,992
K R Flaherty                 5,390               -
W K Koepf                   20,480               -
D F McWilliams               2,469               -
M W J Parton                    45           2,287


About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The Company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The Company's customer base includes many of the world's largest telecommunications operators.

The Company is listed on the London Stock Exchange under the symbol MONI and on Nasdaq under the symbol MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report, Form 10Q Reports and Form 8-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: February 13, 2004